EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Fortune Industries, Inc., an Indiana corporation, (the "Company") on Form 10-K/A for the period ending June 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tena Mayberry, Chief Executive Officer of the Company, certify the following pursuant to Section 18, U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2011	By: /s/ Tena Mayberry
Tena Mayberry
Chief Executive Officer